UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-51012

Date of Report: August 18, 2008

XINYINHAI TECHNOLOGY, LTD.

(Exact name of registrant as specified in its charter)

Utah	87-0427336
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 16, Dalian Road, Centralized Park Haping Road, Harbin Development Zone, China	150060
(Address of principal executive offices)	(Zip Code)

86-451-868-11118
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Disposition of Assets

Harbin Golden Sea Technology Printing Co., Ltd., the subsidiary of Xinyinhai Technology, Ltd., has sold the 12 story office building that it purchased in October 2007.  The building had 7,054 square meters of floor space, and was located at 1 Bile Street, Nangang District, Harbin, P.R. China.  The sale price was 26,450,000 Renminbi (approximately $3,889,706).  The sale price was determined by arms-length negotiations.  It was the same price that Harbin Golden Sea Technology Printing Co., Ltd. paid when it purchased the building.  The purchaser was Harbin Guangshun Mapping Co. Ltd., which had no relationship or affiliation with Harbin Golden Sea Technology Printing Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XINYINHAI TECHNOLOGY, LTD.

Dated: August 22, 2008

By:  /s/ Tian Ling

      Tian Ling, Chief Executive Officer